UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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TELEGEN CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TELEGEN CORPORATION
1840 Gateway Drive, Suite 200
San Mateo, CA 94404

April __, 2008

NOTICE OF ACTION TO BE TAKEN WITHOUT A STOCKHOLDER MEETING

To the Stockholders of Telegen Corporation (the “Company”):

This notice is to advise you of certain corporate action that we are proposing to be taken by written consent in lieu of the Company’s holding of a special meeting of stockholders. According to our Bylaws and the California Corporate Code, action may be taken by stockholders of a majority of the issued and outstanding shares of our common stock, instead of acting at a formal stockholder meeting.

We are soliciting written consent from stockholders to approve the following two matters:

1.	Approval of an amendment of the Company’s Amended and Restated Articles of Incorporation to change the company’s name from “Telegen Corporation” to “Vu1 Corporation;” and

2.	Approval of the Company’s 2007 Stock Incentive Plan.

We are not holding a special meeting of stockholders to approve the foregoing matters.

Enclosed with this notice is a copy of the Proxy Statement filed with the Securities and Exchange Commission pursuant to Section 14(a) of the Securities and Exchange Act of 1934, as amended, and the regulations promulgated thereunder, as well as a form of Consent. The Proxy Statement describes in greater detail the change of our corporate name and the 2007 Stock Incentive Plan. Please review the Proxy Statement thoroughly.

PLEASE SIGN, DATE AND PROMPTLY MAIL AS SOON AS POSSIBLE THE ENCLOSED CONSENT IN THE PREPAID ENVELOPE PROVIDED.

Thank you for your continued interest and support of our company.

By Order of the Board of Directors,

/s/ Richard Herring

Richard Herring
Chief Executive Officer and Director

TELEGEN CORPORATION
a California corporation

_____________

PROXY STATEMENT

April ___, 2008

_____________

INTRODUCTION

This Proxy Statement is being mailed to the stockholders of Telegen Corporation, a California corporation (the “Company”), in connection with certain corporate action that we are proposing to be taken by written consent. This action by written consent is intended to be taken in lieu of holding a special meeting of stockholders.

According to the California Corporate Code, the two matters for stockholder consent will be approved when we receive signed written consents from holders of a majority of the outstanding shares of common stock. Once the requisite consents are received, no further action will be required of the Company’s stockholders or the Board of Directors to effect these actions.

This Proxy Statement is first being mailed or furnished to the stockholders on or about April ___, 2008.

WE ARE NOT HOLDING A SPECIAL MEETING OF STOCKHOLDERS TO APPROVE THE CORPORATE ACTION.

_____________

PROPOSED CORPORATE ACTION TO BE TAKEN

This Proxy Statement is being furnished in order to solicit written consents from stockholders of our common stock, no par value (the “Common Stock”), to approve the following actions:

1.	Approval of an amendment of the Company’s Amended and Restated Articles of Incorporation to change the company’s name from “Telegen Corporation” to “Vu1 Corporation” (the “Name Change”); and

2.	Approval of the Company’s 2007 Stock Incentive Plan (the “Stock Plan”).

Collectively, approval of the Name Change and the Stock Plan are referred to in this Proxy Statement as the “Corporate Actions.”

We are taking the Corporate Actions by written consent instead of at a special or annual stockholders’ meeting convened for the specific purpose of approving the Corporate Actions. Action by majority written consent of stockholders helps to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect the Corporate Actions as early as possible in order to accomplish our business objectives.

OUTSTANDING COMMON STOCK AND VOTING RIGHTS

Record Date

The Board of Directors has fixed the close of business on April 11, 2008 (the “Record Date”), as the record date for the determination of stockholders entitled to notice of and to take action by written consent.

Outstanding Shares

As of Record Date, there were a total of 66,080,183 shares of Common Stock issued and outstanding.

Voting Rights and Action by Written Consent

The Company is incorporated under the laws of the State of California. Under California law, holders of Common Stock are entitled to one vote for each share of Common Stock held in his or her name on the books of the Company on any matter submitted to a vote of the stockholders at any meeting of stockholders. California law and our Bylaws also provide that, in lieu of a stockholders’ meeting, any action that may be taken at a stockholders’ meeting may be taken by written consent of the requisite number of stockholders that would be required to take such action if a meeting were held.

Under California law, amendment of the Company’s Amended and Restated Articles of Incorporation and approval of the Stock Plan each requires approval of holders of at least a majority of our outstanding Common Stock.

Revocability of Consent

Any person signing and returning to us a Consent pursuant to this Proxy Statement has the power to revoke it at any time prior to the effective date of the Corporate Actions. The effective date of the Corporate Actions is the date on which we receive signed Consents from a number of stockholders sufficient to approve the Corporate Actions. Under California law, a Consent shall be effective only to the extent that within 60 days of the date of the earliest Consent delivered to us, written Consents signed by the requisite number of stockholders have been delivered to us. A Consent may be revoked by filing a written notice of revocation or a duly executed Consent bearing a later date with our Corporate Secretary, at 1840 Gateway Drive, Suite 200, San Mateo, CA 94404.

Abstentions and Broker Non-Votes

A stockholder who abstains from voting on any or all proposals will effectively count as a vote against the proposal. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients’ consents in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers. Broker non-votes will also effectively count as a vote against the proposal.

Notice of Action By Written Consent

Under California law and our Bylaws, we are required to provide prompt notice of the taking of corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Proxy Statement is intended to provide such notice to all stockholders. We do not intend to provide further notice to stockholders of the effective date of the Corporate Actions, other than as required by our periodic filings with the SEC under the Securities Exchange Act of 1934.

No Dissenters’ Rights

No dissenters’ or appraisal rights are afforded to stockholders of the Company under California law as a result of the approval of the Corporate Actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information regarding the beneficial ownership of our common stock as of April 10, 2008, based on information available to us by the following persons or groups:

•	each person who is known by us to own more than 5% of the outstanding common stock;
•	each of our directors;
•	our Chief Executive Officer;
•	our President and Chief Operating; and
•	all of our executive officers and directors, as a group.

Applicable percentage ownership is based on 66,080,183 shares of common stock outstanding as of April 10, 2008. Except as otherwise indicated, the address of each beneficial owner is c/o Telegen Corporation 1840 Gateway Drive, Suite 200 San Mateo, CA 94404.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner (1)		Percent of Class

Richard G. Sellers	8,965,078	(2)	13.6%
Polymer Holdings, Ltd.	7,705,555		11.7%
Broomhill Road
Stonehaven, UK AB39 2NH
CTP Products, B.V.	6,100,000		9.2%
Veendam, Stolberweg 197, 9641
The Netherlands
Michael Moors	5,858,364	(3)	8.9%
Eaton Cottage
Eaton Congleton UK CW12 2NA
Duncan Troy	2,772,663	(4)	4.2%
Richard Herring	1,787,500	(5)	2.7%
Mark W. Weber	1,647,866	(6)	2.5%
Charles Hunt	925,000	(7)	1.4%

All directors and officers as a group (6 persons)	16,460,607	(8)	24.9%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the shares. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that the each of the stockholders named in this table has sole voting and investment power with respect to the shares shown as beneficially owned by him. To our knowledge, there are no voting arrangements among our stockholders.

(2)
Includes a fully-vested option to purchase 250,000 shares of common stock at an exercise price of $0.38 per share and a fully-vested option to purchase 125,000 shares of common stock at an exercise price of $0.23 per share.

(3)
Includes 933,334 shares of common stock held by Private Equity III Ltd., an investment entity of which Mr. Troy is the holder of 12.5% and Mr. Moors is the holder of 18.75% of the issued share capital and both are Directors. Mr. Moors disclaims beneficial ownership of the shares of common stock held by Private Equity III Ltd. except to the extent of his pecuniary interest.

(4)
Includes a fully-vested option to purchase 300,000 shares of common stock at an exercise price of $0.38 per share and 933,334 shares held by Private Equity III Ltd., an investment entity of which Mr. Troy is the holder of 12.5% and Mr. Moors is the holder of 18.75% of the issued share capital and both are Directors. Mr. Troy disclaims beneficial ownership of the shares of common stock held by Private Equity III Ltd. except to the extent of his pecuniary interest.

(5)
Includes a fully-vested option to purchase 250,000 shares of common stock at an exercise price of $0.38 per share and a fully-vested option to purchase 150,000 shares of common stock at an exercise price of $0.23 per share.

(6)
Includes a fully-vested option to purchase 250,000 shares of common stock at an exercise price of $0.38 per share and 157,866 shares of common stock held by Weber Marketing Group, Inc., a marketing agency wholly owned by Mr. Weber.

(7)
Includes a fully-vested option to purchase 250,000 shares of common stock at an exercise price of $0.38 per share and a fully-vested option to purchase 125,000 shares of common stock at an exercise price of $0.23 per share.

(8)	Consists of Duncan Troy, Richard Herring, Richard Sellers, Mark Weber, Charles Hunt and Matthew DeVries.

PROPOSAL 1: APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME

On August 30, 2007, our Board of Directors considered and approved an amendment to our Articles of Incorporation to change the name of the company from “Telegen Corporation” to “Vu1 Corporation.” The Board recommends the amendment for approval by the stockholders.

We believe that the change of our corporate name is warranted given the change in our business from the prior business of Telegen, so as to reflect our present direction and operations. In connection with this name change, we will also seek to change our stock symbol and the CUSIP number for our Common Stock.

If we receive signed consents from the requisite number of stockholders, the Name Change will be effective after we file Certificate of Amendment to our Amended and Restated Articles of Incorporation with the California Secretary of State. The form of Certificate of Amendment is attached hereto as Appendix A.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS CONSENT TO THE NAME CHANGE.

PROPOSAL 2: APPROVAL OF 2007 STOCK INCENTIVE PLAN

Background

On October 26, 2007, our Board of Directors approved our 2007 Stock Incentive Plan. The Stock Plan allows us to grant awards of restricted stock or stock options to our employees, directors, officers, consultants, agents, advisors and independent contractors. The total number of shares of Common Stock reserved for issuance under the Stock Plan is 10,000,000 shares.

As of April 10, 2008, the Board had granted awards under the Stock Plan for a total of 1,799,500 shares of restricted stock and 1,950,000 shares underlying stock options, with exercise prices ranging from $0.23 to $0.38 per share.

Based on 66,080,183 shares of Common Stock outstanding as of April 10, 2008, the shares subject to existing stock options and stock awards, plus the additional shares reserved for issuance under the Stock Plan would represent approximately 11.3% of the outstanding shares on a fully-diluted basis.

A copy of the 2007 Stock Incentive Plan is included with this Proxy Statement as Appendix B.

Purpose of the Stock Plan

The purpose of the Stock Plan is to enable us to attract, retain and award the services of our employees, officers, directors, consultants, agents, advisors and independent contractors and to provide such persons with a proprietary interest in our company. We believe that the granting of equity awards will (1) increase the interests of such persons in our company’s welfare, (2) furnish an incentive to such persons to continue their services for our company and (3) provide a means by which we may attract such persons, particularly as employees, officers and directors, to provide valued services to us.

Description of the Stock Plan

The following description of the Stock Plan is qualified in its entirety by reference to the copy of the 2007 Stock Incentive Plan set forth in Appendix B to this Proxy Statement.

Administration. The Stock Plan will be administered by the Board of Directors, or a committee appointed by, and consisting of two or more members of the Board of Directors. Each member of the committee will exhibit the independence necessary to comply with any applicable securities law, the rules of the exchange on which our Common Stock is traded or any other applicable law, as necessary. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

Except for the terms and conditions explicitly set forth in the Stock Plan, the administrator shall have exclusive authority, in its discretion, to determine all matters relating to awards under the Stock Plan, including the selection of individuals to be granted awards, the type of awards, the number of shares of Common Stock subject to an award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any document, agreement or instrument that evidences the Award. The administrator shall also have exclusive authority to interpret the Stock Plan and may from time to time adopt, and change, rules and regulations of general application for the Stock Plan’s administration. The administrator’s interpretation of the Stock Plan and its rules and regulations, and all actions taken and determinations made by the administrator pursuant to the Stock Plan, shall be conclusive and binding on all parties involved or affected. The administrator may delegate administrative duties to such of our officers as it so determines.

Shares subject to the Stock Plan. The Stock Plan authorizes the granting of awards for up to an aggregate of 10,000,000 shares of our authorized but unissued Common Stock (subject to adjustment as described below). Shares that were previously the subject of an award under the Stock Plan that are no longer subject to the award become available for future grant.

Eligible Participants. All of our employees, directors, officers, consultants, agents, advisors and independent contractors and of our subsidiaries are eligible to participate in the Stock Plan, as selected by the Plan Administrator. As of April 10, 2008, we and our subsidiary had a total of 54 employees, 3 officers (two of whom are directors) and 3 additional directors, all of whom are eligible to participate in the Stock Plan.

Awards. The Plan Administrator has the authority, in its sole discretion, to determine the type or types of Awards to be made under the Stock Plan. Such Awards include incentive stock options, nonqualified stock options and stock awards. Awards may be granted singly or in combination. An eligible person may receive one or more grants of Awards as the Plan Administrator shall from time to time determine, and such determinations may be different as to different Holders and may vary as to different grants, even when made simultaneously. The maximum number of shares that may be issued pursuant to the grant of an Award shall be as established by the Plan Administrator, subject to applicable law and a maximum as stated in the Stock Plan of 1,000,000 shares to any person in any one fiscal year.

•
Stock Options. Each option shall vest and become exercisable from time to time over such period and upon such terms as the Plan Administrator may determine; provided, that unless the Plan Administrator specifies a different schedule, the default vesting rate is 36 months from the grant date. The exercise price of each stock option granted shall be as determined by the Plan Administrator, but shall not be less than 100% of the fair market value of the common stock on the date the option is granted. The Plan Administrator has the authority to determine the treatment of stock option grants upon a participant’s retirement, disability, death, or termination. Stock options granted under the Stock Plan may not be assigned or transferred by the holder of the option other than by will or by the applicable laws of descent and distribution, and, during the holder’s lifetime, such awards may be exercised only by the holder.

With respect to incentive stock options, (i) the aggregate fair market value of the Common Stock with respect to which options are exercisable for the first time by a participant in any calendar year shall not exceed $100,000, and (ii) the expiration date of such options may not be more than ten years from the date of the grant.

•
Restricted Stock Awards. The Plan Administrator, in its discretion, may grant restricted stock awards to participants on terms and conditions established by the Plan Administrator, including vesting terms conditioned on performance based criteria or time of continuous service to us, rights of repurchase, and other terms, conditions and restrictions. Such terms may include, but are not limited to, acceleration of vesting or termination of rights to repurchase shares upon events such as death or disability of a participant or termination of a participant’s employment or term of board service. A participant to whom an award of restricted stock is made will generally have all the rights of a stockholder with respect to such shares, including the right to vote and to receive dividends, except as set forth in the applicable award agreement.

Adjustments. If our outstanding Common Stock shall at any time be changed or exchanged by declaration of a stock dividend, stock split, reverse stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization, in which we are the surviving corporation, an appropriate adjustment shall be made in the number and kind of shares that have been awarded pursuant to the Stock Plan and that may be thereafter awarded.

In the event of any Corporate Transaction (as defined in the Stock Plan), all outstanding awards shall become fully vested and exercisable immediately prior to the effective date of the Corporate Transaction. The outstanding awards shall not become fully vested if replaced by a comparable award as determined by the Plan Administrator by the successor company.

Withholding. If any withholding amount for the exercise of a stock option or restricted stock award under the Stock Plan is required by law, we may (a) require a participant to remit a cash amount sufficient to satisfy, in whole or in part, any federal, state and local withholding requirements prior to delivery of certificates for Common Stock, (b) grant a participant the right to satisfy any withholding requirements, in whole or in part, by electing to require that we withhold from the shares of Common Stock issuable to the participant, that number of full shares of Common Stock having a fair market value equal to the amount required to be withheld, (c) grant a participant the right to deliver shares of unrestricted stock to us, or (d) satisfy withholding requirements through any other lawful method, such as through additional withholdings against the participant’s other wages with us.

Termination of Stock Plan. The Stock Plan will automatically terminate on October 26, 2017, unless earlier terminated by the Board of Directors. The Board of Directors may terminate or amend the Stock Plan at any time without stockholder approval, except as stockholder approval may be required under (a) Rule 16b-3 of the Securities Exchange Act of 1934, (b) the Code or certain regulations promulgated pursuant thereto, (c) the rules for listed companies on the national stock exchange on which the Common Stock is traded, or (d) any other applicable law or rule.

Federal Income Tax Consequences of the Stock Plan

The U.S. Federal income tax consequences to us and the recipients of awards under the Stock Plan are complex and subject to change. The following is a brief summary of certain of the Federal income tax consequences of awards granted under the Stock Plan.

Stock Awards. A participant who is granted a stock award will not be taxed upon the acquisition of such shares so long as the interest in such shares is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”). Upon lapse or release of the restrictions, the recipient will be taxed at ordinary income tax rates on an amount equal to the current fair market value of the shares. We will be entitled to a corresponding deduction when the value of the award is included in the recipient’s taxable income. Any awards that are not subject to a substantial risk of forfeiture will be taxed at the time of grant. The basis of restricted shares held after lapse or termination of restrictions will be equal to their fair market value on the date of lapse or termination of restrictions, and upon subsequent disposition any further gain or loss will be a long-term or short-term capital gain or loss, depending upon the length of time the shares are held.

A participant who is granted a stock award that is subject to a substantial risk of forfeiture may make an election under Section 83(b) of the Code to be taxed on the award upon the date of grant based upon the fair market value of the stock at the date of grant. The tax regulations provide that an employee has ordinary gain or loss upon the forfeiture of restricted property before the restrictions lapse, equal to the difference between the amount paid by the employee and any amount received as a result of the forfeiture. Moreover, participants who are employees when income is realized will be subject to normal wage withholding provisions.

We will be entitled to a deduction for federal income tax purposes to the extent a participant realizes taxable income in connection with the restricted stock grants.

Nonqualified Stock Options (NSO). There are no federal tax consequences, either to the participant or to us upon the grant of a nonqualified stock option under the Stock Plan. Upon exercise of a nonqualified stock option, the participant will recognize compensation income, and we will be entitled to a tax deduction, in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Upon subsequent disposition of the shares by the participant, the entire gain or loss on the disposition of the shares will be treated as applicable capital gain or loss by the participant.

Incentive Stock Options (ISO). There are no federal tax consequences, either to the participant or to us upon the grant of an incentive stock option under the Stock Plan. Upon the exercise of an incentive stock option, generally the participant will not recognize any income, and we will not be entitled to a deduction; however, the exercise may give rise to alternative minimum tax liability for the participant. A participant will not recognize taxable income upon exercise of an ISO if the participant complies with two separate holding periods: (i) shares acquired upon exercise of an ISO must be held for at least two years after the date of grant; and (ii) shares acquired upon exercise of an ISO must be held for at least one year after the date of exercise. However, if the participant disposes of shares acquired upon the exercise of an option without satisfying both of these holding period requirements, the participant will recognize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. If both of these holding period requirements are satisfied, upon the subsequent sale or other disposition of the shares by the participant, the entire gain or loss will be treated as a capital gain or loss to the participant, measured by the difference between the exercise price and the amount realized, and we will not be entitled to a deduction.

The foregoing discussion is not a complete description of the Federal income tax aspects of awards under the Stock Plan. In addition, administrative and judicial interpretations of the application of the Federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable to any awards.

Accounting Treatment for Awards under Stock Plan

For accounting purposes, we will recognize compensation expense for shares of common stock subject to awards under the Stock Plan over the vesting period at the fair value of such shares on the date they are awarded.

New Plan Benefits

The Plan Administration may grant awards, from time to time, under the Stock Plan to eligible participants. We cannot currently determine the amount of any future awards that may be granted under the Stock Plan; however, the following table sets forth summary information as of April 10, 2008 about outstanding awards granted under the Stock Plan to the following persons and groups:

•	our Chief Executive Officer;
•	our President and Chief Operating Officer; and
•	all of our executive officers, as a group;
•	all of our directors who are not executive officers, as a group;
•	each associate, if any, of any of our directors or executive officers;
•	each other person who received 5 percent of such awards; and
•	our employees and consultants, including all current officers who are not executive officers, as a group.

Outstanding Awards Under the 2007 Stock Incentive Plan

	Number of Shares of Common Stock Underlying
Name	Stock Awards	Stock Options

Richard Herring, Chief Executive Officer and Director	72,500	400,000
Richard Sellers, President, Chief Operating Officer and Director	450,000	375,000
Executive Officers, as a group (3 persons)(1)	572,500	825,000
Non-Executive Directors, as a group (3 persons)(2)	300,000	925,000
Employees and Consultants, as a group	927,000	200,000

(1)	Consists of Richard Herring, Richard Sellers and Matthew DeVries.
(2)	Consists of Duncan Troy, Charles Hunt and Mark Weber.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
STOCKHOLDERS CONSENT TO ADOPTION OF THE STOCK PLAN.

EXECUTIVE COMPENSATION

The following table provides information about the compensation paid to, earned or received during the last two fiscal years ended December 31, 2007 and 2006 by our Chief Executive Officer and by our President and Chief Operating Officer (collectively, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Richard Herring Chief Executive Officer, Principal Executive Officer (1)	2007	-	-	16,675	126,495	-	-	30,000	173,170
	2006	-	-	40,000	-	-	-	-	40,000
Richard Sellers President and Chief Operating Officer (2)	2007	-	-	103,500	121,188	-	-	-	224,688
	2006	-	-	80,000	-	-	-	-	80,000

(1)
On November 16, 2007 we issued options to purchase 250,000 shares of common stock to Mr. Herring for service as a director at an exercise price of $0.38 per share and an estimated fair value of $94,650. On December 17, 2007 we issued options to purchase 150,000 shares of common stock for service as our Principal Executive Officer at an exercise price of $0.23 per share and an estimated fair value of $31,845. The exercise prices reflect the closing market prices on the respective grant dates. The options vested on December 31, 2007 and have a ten year life from the date of issuance. On December 17, 2007, we issued 72,500 shares of common stock valued at $16,675 based on the closing market price of $0.23 as of that date. The shares of common stock were fully-vested upon issuance. All other compensation of $30,000 is comprised entirely of consulting fees paid in cash. On October 17, 2006 we issued 200,000 shares of common stock to Mr. Herring for his service as our Chief Executive Officer. The value was determined using the closing market price of $0.20 on the date of grant.

(2)
On November 16, 2007 we issued options to purchase 250,000 shares of common stock to Mr. Sellers for service as a director at an exercise price of $0.38 per share and an estimated fair value of $94,650. On December 17, 2007 we issued options to purchase 125,000 shares of common stock for service as our President and Chief Operating Officer at an exercise price of $0.23 per share and an estimated fair value of $26,538. The exercise prices reflect the closing market prices on the respective grant dates. The options vested on December 31, 2007 and have a ten year life from the date of issuance. On December 17, 2007, we issued 450,000 shares of common stock valued at $103,500 based on the closing market price of $0.23 as of that date. The shares of common stock were fully-vested upon issuance. On October 17, 2006, we issued 400,000 shares of common stock valued at $80,000 to Mr. Sellers for his service as our Chief Operating Officer. The value was determined using the closing market price of $0.20 on the date of grant.

Narrative Disclosure to Summary Compensation Table

We do not have employment agreements in place with our Named Executive Officers, and we do not pay salary or bonus. To date, we have compensated our Named Executive Officers solely through the grant of stock options, stock awards and consulting fees. In addition, we do not have agreements with our Named Executive Officers providing for payments, whether from resignation, retirement or other termination of employment, resulting from a change of control.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exciseable	Number of Securities Underlying Unexercised Options (#) Unexerciseable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Richard Herring	250,000	--	--	$0.38	11/15/2017	--	--	--	--
Richard Herring	150,000	--	--	$0.23	12/16/2017	--	--	--	--
Richard Sellers	250,000	--	--	$0.38	11/15/2017	--	--	--	--
Richard Sellers	125,000	--	--	$0.23	12/16/2017	--	--	--	--

Compensation of Directors

The following table summarizes data concerning the compensation of our directors for the fiscal year ended December 31, 2007.

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Duncan Troy (1)	-	11,500	113,580	-	-	-	125,080
Mark Weber (2)	-	-	94,650	-	-	35,340	129,990
Charles Hunt (3)	-	57,500	121,188	-	-	144,462	323,150

(1)
On November 16, 2007 we issued options to purchase 300,000 shares of common stock to Mr. Troy for service as the chairman of our board of directors at an exercise price of $0.38 per share and an estimated fair value of $113,580. The exercise price reflects the closing market prices on the date of grant. The options vested on December 31, 2007 and have a ten year life from the date of issuance. On December 17, 2007, we issued 50,000 shares of common stock valued at $11,500 based on the closing market price of $0.23 as of that date for service as a director of Sendio. The shares of common stock were fully-vested upon issuance.

(2)
On November 16, 2007 we issued options to purchase 250,000 shares of common stock to Mr. Weber for service as a director at an exercise price of $0.38 per share and an estimated fair value of $94,650. The exercise price reflects the closing market prices on the date of issuance. The options vested on December 31, 2007 and have a ten year life from the date of issuance. We paid to Weber Marketing, Inc., a company wholly owned by Mr. Weber, $35,340 during the year ended December 31, 2007 for marketing services provided to us.

(3)
On November 16, 2007 we issued options to purchase 250,000 shares of common stock to Mr. Hunt for service as a director at an exercise price of $0.38 per share and an estimated fair value of $94,650. On December 17, 2007 we issued options to purchase 125,000 shares of common stock for research and development services provided at an exercise price of $0.23 per share and an estimated fair value of $26,538. The exercise prices reflect the closing market prices on the respective grant dates. The options vested on December 31, 2007 and have a ten year life from the date of issuance. On December 17, 2007, we issued 250,000 shares of common stock valued at $57,500 based on the closing market price of $0.23 as of that date. All other compensation of $144,462 is comprised of consulting fees paid in cash for technical consulting related to the development of our product.

All compensation for Directors Herring and Sellers has been previously disclosed in the Executive Compensation table, above.

Narrative Disclosure to Director Compensation Table

The Board does not receive cash for service on the Board of Directors. There are no standard arrangements for compensation for the directors.

INTEREST OF CERTAIN PERSONS IN MATTERS ACTED ON

No director, executive officer, associate of any director or executive officer, or any other person has any substantial interest, direct or indirect, through security holdings or otherwise, in the Name Change.

With respect to the Stock Plan, our directors, executive officers and employees are eligible participants under the Stock Plan to receive awards, and therefore have an interest in the Stock Plan. See “APPROVAL OF 2007 STOCK INCENTIVE PLAN - New Plan Benefits” above for a description of outstanding awards to our directors, executive officers and employees under the Stock Plan.

COSTS OF PROXY STATEMENT

We will bear the costs of preparing, assembling, and mailing the Proxy Statement and all documents that now accompany or may hereafter supplement it. We will reimburse banks, brokerage houses, and other institutions, nominees, and fiduciaries for their reasonable expenses in forwarding this Proxy Statement and related materials to stockholders. Original solicitation of consents by mail may be supplemented by telephone, email, facsimile or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we are permitted to deliver to two or more stockholders sharing the same address a single copy of the Proxy Statement. Upon written or oral request, we will deliver a separate copy of the Proxy Statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Stockholders may notify us of their requests by writing us at our principal executive offices at 1840 Gateway Drive, Suite 200, San Mateo, CA 94404 or by calling us at (650) 292-9658.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that we file with SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

FORM OF CONSENT

MAJORITY WRITTEN CONSENT
OF THE DIRECTORS AND STOCKHOLDERS
OF
TELEGEN CORPORATION

The undersigned, representing all of the Directors and the holders of a Majority of the outstanding shares entitled to vote of Telegen Corporation, a California corporation (the “Corporation”), do hereby consent to the adoption of the following of the resolutions with the same force and effect as if adopted at a meeting duly called and held:

NOW, THEREFORE, it being in the best interests of the Corporation, the undersigned stockholders hereby adopt the following Resolutions:

RESOLVED, the Corporation’s Articles of Incorporation are hereby amended pursuant to California Corporations Code Section 902. Article I shall be replaced in its entirety to read as follows:

“The name of the corporation is Vu1 Corporation”

RESOLVED the Stockholders hereby approves the Vu1 Corporation 2007 Stock Incentive Plan pursuant to California Corporations Code Section 603, pursuant to which the corporation may grant stock or stock option awards to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries, for up to an aggregate of 10,000,000 shares of our common stock. A copy of the Vu1 Corporation 2007 Stock Incentive Plan is attached hereto as Appendix B.

RESOLVED, that the Directors and Officers of the Corporation be, and any one of them acting alone is authorized and empowered, in the name of and on behalf of the Corporation, to execute all such further documents, certificates or instruments, and to take all such further action, as any such Director or Officer may deem necessary, proper, convenient or desirable in order to carry out the foregoing resolution and in order to carry out each of the intents thereof.

RESOLVED, that the action taken by this Consent shall have the same force and effect as if taken at a meeting of the stockholders of the Corporation, duly called; and it is further,

RESOLVED, that this Consent may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall be deemed one and the same document. The Consent may be executed by facsimile signature.

RESOLVED, that the undersigned hereby confirms ownership of the number of shares set forth opposite his name on the signature page.

[Signatures on the following page]

THE SHARES REPRESENTED BY A PROPERLY EXECUTED CONSENT WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, OR, IF NO DIRECTION IS GIVEN, THIS CONSENT WILL BE VOTED “FOR” ALL MATTERS. THE UNDERSIGNED HEREBY REVOKES ANY CONSENTS PREVIOUSLY GIVEN.

PROPOSAL 1	Approval of an amendment of the Company’s Amended and Restated Articles of Incorporation to change the Company’s name from “Telegen Corporation” to “Vu1 Corporation;”

Mark X for only one box:

	FOR ☐	AGAINST ☐	ABSTAIN ☐

PROPOSAL 2	Approval of the Company’s 2007 Stock Incentive Plan

Mark X for only one box:

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature(s) _____________________________________________	Date_____________, 2008

Print Name(s) ____________________________________________

Please sign above exactly as your name appears on the face of your stock certificate. If shares are registered in more than one name, the signature of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).

IMPORTANT: Please complete, sign, date and return this Consent.

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

The undersigned certify that:

1. They are the Chief Executive Officer and the Secretary, respectively, of TELEGEN CORPORATION, a California corporation.

2. Article I of the Articles of Incorporation of this corporation is amended in its entirety to read as follows:

“The name of the Corporation is Vu1 Corporation”

3. The foregoing amendment of Articles of Incorporation has been duly approved by the board of directors.

4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902, California Corporations Code. The total number of outstanding shares of the corporation is 66,080,183. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

DATE:

_________________________________
Richard Herring
Chief Executive Officer

_________________________________
Richard Sellers
Secretary

APPENDIX B

TELEGEN CORPORATION

2007 STOCK INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of this 2007 Stock Incentive Plan (the “Plan”) is to enhance the long-term stockholder value of Telegen Corporation, a California corporation (the “Company”), by offering opportunities to employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

“Award” means an award or grant made pursuant to the Plan, including, without limitation, awards or grants of Options and Stock Awards, or any combination of the foregoing.

“Board” means the Board of Directors of the Company.

“Cause” means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information, trade secrets or other intellectual property, or conviction or confession (including a plea of no contest) of a crime punishable by law (except minor violations), or conduct that adversely affects the Company’s business or reputation, in each case as determined by the Plan Administrator in its sole discretion, and its determination as to whether an action constitutes Cause shall be conclusive and binding.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Common Stock” means the Company common stock, no par value per share.

“Corporate Transaction” means any of the following events:

(a) Consummation of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation, or pursuant to which shares of the Common Stock are converted into cash, securities or other property, if following such merger or consolidation the holders of the Company’s outstanding voting securities immediately prior to such merger or consolidation own less than 50% of the outstanding voting securities of the surviving corporation;

(b) Consummation of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets other than a transfer of the Company’s assets to a majority-owned subsidiary corporation of the Company; or

(c) Approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (as in effect on the date of adoption of the Plan) under the Exchange Act.

“Disability” means “disability” as that term is defined for purposes of Section 22(e)(3) of the Code. As of the date of adoption of this Plan, such terms means the inability to engage in any substantial gainful activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

“Employee” means any person, including officers and directors, employed by the Company (or one of its parent corporations or subsidiary corporations), with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Plan Administrator in its discretion, subject to any requirements of the Code. For purposes of this provision, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall be the fair market value of the Common Stock, as of any date, as determined by the Plan Administrator as follows:

(a) if the Common Stock is listed on any established stock exchange or a national market system, or quoted on a quotation system, including the OTC Bulletin Board, the Fair Market Value shall be the closing sales price for such stock (or if no sales were reported, the closing sales price on the date of determination, as quoted on such system or exchange, or the system or exchange with the greatest volume of trading in Common Stock, on the date of determination, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable; or

(b) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Plan Administrator.

“Grant Date” means the date the Plan Administrator adopted the granting resolution or a later date designated in a resolution of the Plan Administrator as the date an Award is to be granted.

“Holder” means (a) the person to whom an Award is granted, (b) for a Holder who has died, the personal representative of the Holder’s estate, the person(s) to whom the Holder’s rights under the Award have passed by will or by the applicable laws of descent and distribution, or the beneficiary designated in accordance with Section 10, or (c) the person(s) to whom an Award has been transferred in accordance with Section 10.

“Incentive Stock Option” means an Option to purchase Common Stock granted under Section 7 with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

“Nonqualified Stock Option” means an Option to purchase Common Stock granted under Section 7 other than an Incentive Stock Option.

“Option” means the right to purchase Common Stock granted under Section 7.

“Plan Administrator” means the Board or any committee of the Board designated to administer the Plan under Section 3.1.

“Restricted Stock” means shares of Common Stock granted under Section 9, the rights of ownership of which are subject to restrictions prescribed by the Plan Administrator.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Award” means an Award granted under Section 9.

“Subsidiary” means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Plan Administrator, and any entity that may become a direct or indirect parent of the Company.

“Successor Corporation” has the meaning set forth under Section 11.2.

SECTION 3. ADMINISTRATION

3.1 Plan Administrator. The Plan shall be administered by the Board, or a committee or committees (which term includes subcommittees) appointed by, and consisting of two or more members of, the Board. For so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the Plan Administrator and the membership of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code, (b) “nonemployee directors” as contemplated by Rule 16b-3 under the Exchange Act, and (c) any requirements as to “independent directors” pursuant to rules of any securities exchange on which the Common Stock is quoted or listed for trading. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time.

3.2 Administration and Interpretation by the Plan Administrator. Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any document, agreement or instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company’s officers as it so determines.

3.3 Replacement of Options. Without limiting the authority granted to the Plan Administrator under Section 3.2, the Plan Administrator, in its sole discretion, shall have the authority, among other things, to (a) grant Options subject to the condition that Options previously granted at a higher or lower exercise price under the Plan be canceled or exchanged in connection with such grant (the number of shares covered by the new Options, the exercise price, the term and the other terms and conditions of the new Option, shall be determined in accordance with the Plan and may be different from the provisions of the canceled or exchanged Options), and (b) amend or modify outstanding and unexercised Options, with the consent of the Holder, to, among other things, reduce the exercise price per share, establish the exercise price at the then-current Fair Market Value or accelerate or defer the exercise date, vesting schedule or expiration date of any Option.

SECTION 4. STOCK SUBJECT TO THE PLAN

4.1 Authorized Number of Shares. Subject to adjustment from time to time as provided in Section 11.1, a maximum of 10,000,000 (ten million) shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company.

4.2 Reuse of Shares. Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan.

SECTION 5. ELIGIBILITY

Awards may be granted under the Plan to those Employees, officers and directors of the Company and its Subsidiaries as the Plan Administrator from time to time selects. Awards may also be made to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries, as the Plan Administrator from time to time selects. In granting Awards to consultants, agents, advisors and independent contractors, the Plan Administrator shall give consideration to the requirements set forth in the instructions to the use of Form S-8 registration statement under the Securities Act. A member of the Board may be eligible to participate in or receive or hold Awards under this Plan; provided, however, that no member of the Board shall vote with respect to the granting of an Award to himself or herself.

SECTION 6. AWARDS

6.1 Form and Grant of Awards. The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Stock Awards. Awards may be granted singly or in combination. An eligible person may receive one or more grants of Awards as the Plan Administrator shall from time to time determine, and such determinations may be different as to different Holders and may vary as to different grants, even when made simultaneously.

6.2 Number of Shares. The maximum number of shares that may be issued pursuant to the grant of an Award shall be as established by the Plan Administrator. Provided, however, to the extent required for compliance with the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code, the Plan Administrator shall not grant Awards to any person in any one fiscal year of the Company in an amount that exceeds, in the aggregate, 1,000,000 (One Million) shares of Common Stock (subject to adjustment as provided in Section 11).

6.3 Acquired Company Awards. Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities (“Acquired Entities”) (or the parent of the Acquired Entity) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or of stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such Awards shall be deemed to be Holders.

SECTION 7. AWARDS OF OPTIONS

7.1 Grant of Options. The Plan Administrator is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2 Option Exercise Price. The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

7.3 Term of Options. The term of each Option shall be as established by the Plan Administrator or, if not so established, shall be 10 years from the Grant Date.

7.4 Vesting / Exercisability of Options. The Plan Administrator shall establish and set forth in each agreement that evidences an Option the time at which or the installments in which, if any, the Option shall vest and become exercisable. In the absence of a defined vesting schedule in the agreement evidencing the Option, the Option covered by such agreement will vest and become exercisable ratably over 36 (thirty-six) months from the date of grant. The Plan Administrator, in its absolute discretion, may waive or accelerate any vesting requirement contained in outstanding and unexercised Options.

7.5 Exercise of Options. Options shall be exercised in accordance with the following terms and conditions:

(a) Procedure. To the extent that an Option has vested and is currently exercisable, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full of the exercise price. The Plan Administrator may determine at any time that an Option may not be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option). Only whole shares shall be issued pursuant to the exercise of any Option.

(b) Payment of Exercise Price.

(1) The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares being purchased. Such consideration must be paid in any combination of cash and/or bank-certified or cashier’s check (or personal check if determined acceptable by the Plan Administrator in its sole discretion), either at the time the Option is granted or within three days after notice of exercise is tendered to the Company.

(2) In addition, to the extent permitted by the Plan Administrator in its sole discretion, the exercise price for shares purchased under an Option may be paid, either singly or in combination with one or more of the alternative forms of payment authorized by this Section 7.5, by (y) delivery of a full-recourse promissory note or (z) such other consideration as the Plan Administrator may permit. The terms of any such promissory note, including the interest rate, terms of and security for repayment, and maturity, will be subject to the Plan Administrator’s discretion. Any such promissory note shall bear interest at a rate specified by the Plan Administrator but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

(3) For so long as the Common Stock is registered under Section 12 of the Exchange Act, then, to the extent permitted by applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations) and unless the Plan Administrator determines otherwise, an Option also may be exercised by (a) delivery of shares of Common Stock (which shares, if tendered by an affiliate of the Company, shall have been held by the Holder for at least six months) having a Fair Market Value equal to the aggregate exercise price (such payment in stock may occur in the context of a single exercise of an option or successive and simultaneous exercises, sometimes referred to as “pyramiding,” which provides that, rather than physically exchanging certificates for a series of exercises, bookkeeping entries will be made pursuant to which the Holder is permitted to retain his existing stock certificate and a new stock certificate is issued for the net shares), or (b) delivery of a properly executed exercise notice together with irrevocable instructions to (i) a brokerage firm acceptable to the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with such exercise, and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the requirements of the Federal Reserve Board.

7.6 Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to shares of Common Stock acquired on exercise of an Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon proper exercise of the Option and payment in full of the aggregate exercise price. In the event that the exercise of an Option is treated in part as the exercise of a Nonqualified Stock Option (pursuant to the provisions of Section 8.1), the Company shall issue a stock certificate evidencing the shares treated as acquired upon the exercise of an Incentive Stock Option and a separate stock certificate evidencing the shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of this Plan.

7.7 Post-Termination Exercises. The Plan Administrator shall establish and set forth in each agreement that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time.

(a) Termination other than Death, Disability or Cause. In case of termination of the Holder’s employment or services other than by reason of death, Disability or Cause, the Holder may exercise his or her Options at any time prior to the expiration of three months after the date the Holder ceases to be an Employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of such termination. A transfer of employment or services between or among the Company and its Subsidiaries shall not be considered a termination of employment or services. The effect of a Company-approved leave of absence on the terms and conditions of an Option shall be determined by the Plan Administrator, in its sole discretion.

(b) Disability. In case of termination of the Holder’s employment or services by reason of the Holder’s Disability, the Holder (or personal representative) may exercise his or her Options at any time prior to the expiration of one year after the date of such termination (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of such termination.

(c) Death. In the event of the death of a Holder, any Options held may be exercised at any time on or prior to the expiration of one year after the date of death (but in no event later than the remaining term of the Option), but only if and to the extent the Holder was entitled to exercise the option at the date of his or her death, and only by the Holder’s personal representative (if then subject to administration as part of the Holder’s estate) or by the person(s) to whom the Holder’s rights under the Option shall have passed by will or by the applicable laws of descent and distribution or by Holder’s Permitted Transferee.

(d) Cause. In case of termination of the Holder’s employment or services for Cause, all Options held by Holder or his or her Permitted Transferee shall automatically terminate upon first notification to the Holder of such termination, unless the Plan Administrator determines otherwise. If a Holder’s employment or services with the Company are suspended pending an investigation of whether the Holder shall be terminated for Cause, all the Holder’s rights under any Option likewise shall be suspended during the period of investigation.

7.8 Waiver or Extension of Time Periods. The Plan Administrator shall have the authority, prior to or within the times specified in this Section 7 for the exercise of any such Option, to extend such time period or waive in its entirety any such time period to the extent that such time period expires prior to the expiration of the term of such option. In addition, the Plan Administrator may modify or eliminate the time periods specified in this Section 7 with respect to particular Option grants. However, no Incentive Stock Option may be exercised after the expiration of ten years from the date such option is granted. If a Holder holding an Incentive Stock Option exercises such Option, by express permission of the Plan Administrator, after the expiration of the time periods specified in this Section 7, the Option will no longer be treated as an Incentive Stock Option under the Code and shall automatically be converted into a Nonqualified Stock Option.

7.9 Termination of Options. Any portion of an Option that is not vested and exercisable on the date of termination of the Holder’s employment or services shall terminate on such date, unless the Plan Administrator determines otherwise. In addition, to the extent that any Options of any Holder whose employment or services have terminated shall not have been exercised within the limited periods prescribed in this Section 7, the Options and all further rights to purchase shares pursuant to such Options shall cease and terminate at the expiration of such period.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1 Limitation on Amount of Grants to any one Holder. To the extent that a Holder is granted Incentive Stock Options that in the aggregate (together with all other Incentive Stock Options granted by the Company or Subsidiaries to such Holder under this Plan and any other stock option plans of the Company) entitle the Holder to purchase, in any calendar year during which such Options first become exercisable, Common Stock having a Fair Market Value (determined as of the Grant Date) in excess of $100,000, such portion of the Options in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Holder holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2 Grants to 10% Stockholders. Incentive Stock Options may be granted to a person who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary only if (a) the exercise price per share shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date, and (b) the Option term shall not exceed five years from the Grant Date. The determination of 10% ownership shall be made by the Plan Administrator in accordance with Section 422 of the Code.

8.3 Eligible Persons. Only persons who are Employees may receive Incentive Stock Options. Persons who are not Employees may not be granted Incentive Stock Options and will only be eligible to receive Nonqualified Stock Options.

8.4 Term. The term of an Incentive Stock Option shall not exceed 10 years.

8.5 Exercisability. To qualify for Incentive Stock Option tax treatment, an Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for reasons other than death, except that, in the case of termination of employment due to Disability, such Option must be exercised within one year after such termination. Employment shall not be deemed to continue beyond the first 90 days of a leave of absence unless the Holder’s reemployment rights are guaranteed by statute or contract.

8.6 Taxation of Incentive Stock Options. In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Holder must hold the shares issued upon the exercise of an Incentive Stock Option for (a) at least two years after the Grant Date of the Incentive Stock Option and (b) at least one year from the date of exercise. The Plan Administrator may require a Holder to give the Company prompt notice of any disposition of shares acquired upon exercise of an Incentive Stock Option which occurs prior to the expiration of such holding periods. A Holder may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option.

SECTION 9. STOCK AWARDS

9.1 Grant of Stock Awards. The Plan Administrator is authorized to make Awards of Common Stock on such terms and conditions and subject to such restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals) as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions, the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder’s services, and the purchase price, if any.

9.2 Issuance of Shares. Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder’s release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan Administrator, the Company shall release, as soon as practicable, to the Holder or, in the case of the Holder’s death, to the personal representative of the Holder’s estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.3 Waiver of Restrictions. Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances (including the death or Disability of Holder, or material change in the Holder’s circumstances after the date of the Award) and subject to such terms and conditions (including forfeiture of the shares) as the Plan Administrator shall deem appropriate.

SECTION 10. ASSIGNABILITY

No Option granted under the Plan may be assigned or transferred by the Holder other than by will or by the applicable laws of descent and distribution, and, during the Holder’s lifetime, such Awards may be exercised only by the Holder. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder’s death; provided, however, that any Award so assigned or transferred shall be subject to all the same terms and conditions contained in the instrument evidencing the Award.

SECTION 11. ADJUSTMENTS

11.1 Adjustments Upon Changes in Capitalization. In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other similar change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation, or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan as set forth in Section 4.1, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities (but without any change in the aggregate price to be paid therefor). The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a Corporate Transaction shall not be governed by this Section 11.1 but shall be governed by Section 11.2.

11.2 Adjustments upon a Corporate Transaction. Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested and exercisable. Such Award shall not so accelerate, however, if and to the extent that such Award is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. The determination of Award comparability shall be made by the Plan Administrator, and its determination shall be conclusive and binding. All outstanding Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

11.3 Further Adjustment of Awards. Subject to Section 11.2, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to Holders, with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Holders, to certain categories of Holders or only to individual Holders. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

11.4 No Fractional Shares. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

11.5 Determination of Plan Administrator to be Final. All adjustments made pursuant to this Section 11 shall be made by the Plan Administrator and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

11.6 Limitations. The grant of Awards will in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 12. WITHHOLDING

The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, vesting or exercise of any Award. Upon exercise of an Award, the Holder shall, upon notification of the amount due and prior to or concurrently with the delivery of the certificates representing the shares, pay to the Company all amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Subject to the Plan and applicable law, the Plan Administrator may, in its sole discretion, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock or by transferring shares of Common Stock to the Company, in such amounts as are equivalent to the Fair Market Value of the withholding obligation. The Company shall have the right to withhold from any Award or any shares of Common Stock issuable pursuant to an Award or from any cash amounts otherwise due or to become due from the Company to the Holder an amount equal to such taxes. The Company may also deduct from any Award any other amounts due from the Holder to the Company or a Subsidiary.

SECTION 13. SECURITIES REGULATIONS

13.1 Compliance with Laws. Shares shall not be issued with respect to an Award granted under this Plan unless the adoption of this Plan, the grant and exercise of such Award and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange, national market system, over the counter system, or any electronic bulletin board, upon which the Common Stock may then be listed, quoted or traded, and shall further be subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained. In addition, notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Holders who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Holders.

13.2 Representations by Holder. With respect to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require the Holder to represent and warrant at the time of such exercise or receipt that the shares are being purchased or received only for Holder’s own account investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 13.1 above. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the stock certificate in order to assure exemption from registration. The Plan Administrator may also require such other action or agreement by the Holder as may from time to time be necessary to comply with the federal and state securities laws.

13.3 No Registration Required. The Company shall be under no obligation to any Holder to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

SECTION 14. AMENDMENT AND TERMINATION OF PLAN

14.1 Amendment of Plan. The Board may modify or amend the Plan in such respects as it shall deem advisable or in order to conform to any changes in law or regulation applicable thereto, or in other respects; provided, however, that, to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, the Board may not, without further approval by the stockholders of the Company, effect any amendment that will (a) increase the total number of shares as to which Awards may be granted under the Plan, (b) modify the class of persons eligible to receive Awards, or (c) change the terms of the Plan which causes the Plan to lose its qualification as an incentive stock option plan under Section 422(b) of the Code, or (d) otherwise require stockholder approval under any applicable law, regulation or rule of any stock exchange.

The Plan shall comply with the requirements of, and shall be operated, administered, and interpreted in accordance with, a good faith interpretation of Code Section 409A and Section 885 of the American Jobs Creation Act of 2004 (the “AJCA”) to the extent applicable. If any provision of the Plan is inconsistent with the restrictions imposed by Code Section 409A, that provision shall be deemed to be amended to the extent necessary to reflect the new restrictions imposed by Code Section 409A. Any Award granted under the Plan prior to issuance of definitive guidance from the Internal Revenue Service or the Department of Treasury with regard to any issue related to Code Section 409A shall be subject to the condition that the Plan Administrator may make such changes to the Award as necessary or appropriate in the Plan Administrator’s discretion to reflect the restrictions imposed by Code Section 409A, without the consent of the Participant.

14.2 Termination of Plan. The Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the earlier of the Plan’s adoption by the Board and approval by the stockholders.

14.3 Consent of Holder. The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, impair or diminish any rights or obligations under any Award theretofore granted under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Holder, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

SECTION 15. GENERAL

15.1 Award Agreements. Each Award granted under the Plan shall be evidenced by a written agreement that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan. In addition, all such agreements evidencing Options shall include or incorporate by reference the following terms and conditions: number of shares, exercise price, vesting schedule, term and termination.

15.2 No Rights to Continued Employment or Service. Nothing in this Plan or any Award granted pursuant hereto, or any action of the Plan Administrator taken under the Plan, shall confer upon any Holder any right to be retained in the employment or service of the Company or any Subsidiary, or to remain a director thereof or a consultant thereto, or to interfere in anyway with the right of the Company or any Subsidiary, in its sole discretion, to terminate such Holder’s employment or service at any time or to remove the Holder as a director or consultant at any time.

15.3 No Rights as a Stockholder. No Option shall entitle the Holder to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option, free of all applicable restrictions.

15.4 No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Holder, and no Holder shall have any rights that are greater than those of a general unsecured creditor of the Company.

15.5 Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

SECTION 16. EFFECTIVE DATE

This Plan shall become effective on the date of its adoption by the Board and Awards Options may be granted immediately thereafter, but no Option may be exercised under the Plan unless and until the Plan shall have been approved by the stockholders within 12 months after the date of adoption of the Plan by the Board of Directors. If such approval is not obtained within such period the Plan and any Options granted shall be null and void.

Adopted by the Board of Directors on October 26, 2007, and approved by the Company’s stockholders on _________________, 2008.